Exhibit 10.95


                                 PROMISSORY NOTE

$2,000,000                                                 As of July 21st, 2004

         FOR VALUE RECEIVED, S&W OF LAS VEGAS, L.L.C., a Delaware limited liability company, having an office at c/o The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, New York 10021 (the "Borrower"), hereby unconditionally promises to pay to the order of MORGAN STANLEY DEAN WITTER COMMERCIAL FINANCIAL SERVICES, INC., a Delaware corporation, as lender, having an address at 2000 Westchester Avenue, Purchase, New York 10577 (the "Lender"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000), or, if less than such principal amount, the aggregate unpaid principal amount of all Advances (as defined in the Line of Credit Agreement of even date herewith by and among the Borrower, The Smith & Wollensky Restaurant Group, Inc., Smith & Wollensky of Boston LLC and the Lender (as the same may be amended, supplemented or otherwise modified, the "Loan Agreement"), in lawful money of the United States of America with interest thereon to be computed from the date of this Note (this "Note") at the rate determined in accordance with the Basic Loan Terms portion of the Loan Agreement (as such rate may increase pursuant to the terms of the Loan Agreement), and to be paid in accordance with the terms of this Note and the Loan Agreement. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                           ARTICLE 1 - PAYMENT TERMS

        This Note is the Note referred to in the Loan Agreement and is subject to the terms and provisions of the Loan Agreement including, without limitation, the said Basic Loan Terms and Article II. Any outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Termination Date. All Advances made by the Lender to the Borrower under the Loan Agreement shall be recorded by the Lender and endorsed on the grid schedule attached hereto (or a similar record maintained by the Lender).

                      ARTICLE 2 - DEFAULT AND ACCELERATION

         The Advances shall without notice become due and payable at the option of the Lender (or immediately upon the occurrence of an Event of Default under Section 6.01(e) of the Loan Agreement) in accordance with the provisions of
Section 6.01 of the Loan Agreement. The Borrower agrees to pay default interest and late charges, as provided for in the said Basic Loan Terms.

                          ARTICLE 3 - OTHER DOCUMENTS

         This Note is secured by the Deed of Trust and the other Collateral Documents. All of the terms, covenants and conditions contained in the Loan Agreement are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

                           ARTICLE 4 - SAVINGS CLAUSE

         Anything herein to the contrary notwithstanding, if at any time the interest rate under this Note, together with all fees and charges that are treated as interest under applicable law (collectively, the "Charges"), as provided for in the Loan Agreement or herein or in any other Loan Document, or otherwise contracted for, charged, received, taken or reserved by the Lender, shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for, charged, taken, received or reserved by the

Lender in accordance with applicable law, the rate of interest payable on this Note, together with all Charges payable to the Lender, shall be limited to the Maximum Rate. The Borrower shall never be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect. If (a) the maturity of the obligations of the Borrower under this Note is accelerated for any reason, (b) any of such obligations are prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum or (c) the Lender or any other holder of any or all of the obligations of the Borrower under this Note or the Loan Agreement shall otherwise collect moneys that are determined to constitute interest that would otherwise increase the interest on any or all of such obligations to an amount in excess of that permitted to be charged by applicable law then in effect, then all such sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of such obligations or, at the Lender's or such holder's option, promptly returned to the Borrower or the other payor thereof upon such determination.

                           ARTICLE 5 - NO ORAL CHANGE

         No amendment or waiver of any provision of this Note nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                              ARTICLE 6 - WAIVERS

         The Borrower and all others who may become liable for the payment of all or any part of the Advances do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind except as expressly provided in the Loan Agreement. No release of any security for the Advances or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or any of the other Loan Documents made by agreement between the Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of the Borrower, and any other Person who may become liable for the payment of all or any part of the Advances, under this Note, the Loan Agreement or the other Loan Documents (except as otherwise specifically provided in writing by any such alterations, amendments or waivers of this Note, the Loan Agreement or the other Loan Documents). No notice to or demand on the Borrower shall be deemed to be a waiver of the obligation of the Borrower or of the right of the Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents.

                            ARTICLE 7 - GOVERNING LAW

         This Note shall be governed, construed, applied and enforced in accordance with the laws of the State of New York and applicable laws of the United States of America without regard to conflicts of laws principles of New York State law other than Section 5-1401 of the New York General Obligations Law.

                              ARTICLE 8 - NOTICES

         All  notices  or  other  written  communications   hereunder  shall  be
delivered in accordance with Section 7.02 (and the said Basic Loan Terms) of the Loan Agreement.

         IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.


                               BORROWER:


                               S&W OF LAS VEGAS, L.L.C.
                               By:  The Smith & Wollensky Restaurant Group, Inc.


                                   By:/s/ Alan M. Mandel
                                      ------------------------------------
                                      Name:  Alan M. Mandel
                                      Title: Secretary







STATE OF NEW YORK          )
                           ss.:
COUNTY OF NEW YORK         )

         On the 20th day of July in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared Alan M. Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individuals, or the person upon behalf of which the individual acted, executed the instrument.



                                       /s/ Maria A. Chang
                                       ----------------------------------
                                       Notary Public

NOTE


                       Grid Schedule of Advances/Payments
                       ----------------------------------



                                                     Unpaid      Name of
                             Interest                Principal   Person
         Date     Advances   Rate       Payments     Balance     Making Notation
         ----     --------   ----       --------     -------     ---------------

         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________
         ______  _________   ________    _______     ________    ______________